(10)(1xi) Lease between All American Medical & Surgical Supply Corp. and Bart Castellano dated November 1, 1995

                          RIDER TO AGREEMENT OF LEASE

                            DATED: NOVEMBER 1, 1995



Bart Castellano, as Landlord-Owner


All American Medical and Surgical Supply Corp., as Tenant.


     THE PARTIES AGREE THAT IF ANY PROVISIONS OF THIS RIDER SHALL BE IN CONFLICT WITH ANY PROVISION OF THE PRINTED PART OF THIS AGREEMENT OF LEASE, THE PROVISION OF THIS RIDER SHALL CONTROL.


Thirty-Six: Provided that the Tenant is not in default under any terms and conditions of this lease, Tenant, after December 1, 1996 has the right to cancel this lease upon thirty days notice by certified mail to the Landlord and the payment of two months additional rent to the Landlord.

Thirty-Seven: Notwithstanding anything to the contrary contained herein, the Parties understand and agree that the Tenant shall be solely responsible for the payment of all other equipment, utilities and services, including, but not limited to water consumed, as set forth in the metered annual New York City water bills; sewer; telephone; gas; sidewalk cleaning, etc., used in or about the demised premises.

Thirty-Eight: The tenant shall, at its own cost and expense, provide General liability insurance in an amount of not less that One Million Dollars ($1,000,000), which by its terms and conditions shall insure the Owner-Landlord, as well as the Tenant, and/or their respective successors and assigns, as their interests may appear, as additional insureds. Said policy or a certificate thereof, of insurance, shall be delivered to the Landlord on the execution of this lease, and any renewals of the said policies shall also be delivered on the anniversary date of the policy.

Thirty-nine: The tenant has inspected the demised premises and the building in which it is located and is taking same "as is". No promises or representations have been made by the Landlord concerning the condition of the demised premises which are not written in this Lease or Rider.

Fortieth: In conformance with the terms of paragraph numbered 38 herein, the Tenant hereby agrees to secure a liability policy in the minimum limits of $1,000,000 for one accident, and $100,000 for property damage, and list the Landlord herein in such policy. Should the Tenant fail to comply, the Landlord may secure insurance and the bills for the insurance therefore shall be rendered by the Landlord to the Tenant, and shall be due and payable by the Tenant when so rendered, and the amount therefore shall be deemed to be due and payable as additional rent.

     Upon the execution of this lease and thereafter not less than fifteen days prior to the expiration date of any policy delivered pursuant to this paragraph, Tenant shall deliver to the Landlord the originals of all policies or renewal policies, as the case may be, required by this lease, bearing notations evidencing the payment of the premiums therefore. In lieu of any such policies, the Tenant may deliver certificates of the insured, in form and substance satisfactory to Landlord, as to the issuance and effectiveness of such policies and the amounts of coverage afforded thereby, accompanied by copies of such policies in form and substance satisfactorily to Landlord. Such blanket policies shall provide specific allocation to the demised premises of the coverage afforded thereby, and shall give to the Landlord no less protection than that which would be afforded by separate policies.

                          RIDER TO AGREEMENT OF LEASE


Forty-one: Tenant also covenants to pay, from time to time as provided in this lease, as additional rent, all other amounts and obligations which Tenant assumes or agrees to pay under this lease and, without prejudice to any other rights, powers or remedies of Landlord, a late payment charge equal to five percent of the amount of any item of rent or additional rent not paid within five (5) days after the date when due (or, if a demand therefore is required by the provisions of this lease, within five (5) days after the date of such demand). In the event of any failure on the part of Tenant to pay any additional rent, Landlord shall have all the rights, powers, and remedies provided for in this lease, at law, in equity or otherwise, in the case of nonpayment of fixed rent. Nothing herein shall be construed to extend the due dates of Tenant's payments under this lease, or to waive any right or remedies of Landlord in the event of Tenant's late payment. Tenant's obligations to pay fixed rent and additional rent shall survive the expiration of the lease term or earlier termination of this lease, but only for the period prior expiration of earlier termination.

In additional thereto, if any check from the Tenant shall be returned unpaid to the Landlord, then the Tenant shall pay the further sum of $25.00 to the Landlord, as liquidated damages, for the expenses incurred by the Landlord for the special handling of said check.

All rent shall be paid to the Landlord without notice, demand, counterclaim, set off, deduction, or defense, and nothing shall suspend, defer, diminish, abate or reduce any rent, except as otherwise specifically provided in this lease.

Forty-two: The parties agrees that provided the Tenant is in substantial compliance with the terms and conditions of this lease agreement, and the monthly rent and additional rent as paid to date, the Tenant shall be given the right of first refusal to match any offer by a bonafide purchase for value of the demised premises, if and when the property is place for sale. The Tenant shall be given written notice, by certified mail or delivery by hand, of any intention to sell the demised premises of the real property by the Landlord. Said written notice shall also include a copy of the contract of sale between the Landlord and the proposed bonafide purchase. The Tenant shall then have twenty (20) days in order to notify the Landlord by certified mail of accepting Landlord's offer to sell the premises. In the event that the Tenant accepts top match any offer, the Parties agree that they will consummate the sale/purchase in the normal course of real estate transactions of this nature.

Forty-three: The parties agree that the Tenant shall have the option to renew this lease for an additional Three years (3) under the terms and conditions set forth herein for the Three (3) years as follows:

     (a) For the period December 1, 1998 through November 30, 1999, the annual rental shall be Thirty Three Thousand Six Hundred ($33,600) dollars payable in equal monthly installments of $2,800/month, payable on the first day of the month.

     (b) For the period December 1, 1999 through November 30, 2000, the annual rental shall be Thirty Four Thousand Eight Hundred ($34,800) dollars payable in equal monthly installments of $2,900/month, payable on the first day of the month.

     (c) For the period December 1, 2000 through November 30, 2001, the annual rental shall be Thirty Six Thousand ($36,000) dollars payable in equal monthly installments of $3,000/month, payable on the first day of the month.

Forty-Four: The Tenant is responsible to keep the sidewalk along the premises free of debris, snow and ice. The Landlord will otherwise be responsible for the maintenance of aforesaid sidewalk.




                          RIDER TO AGREEMENT OF LEASE




Forty-Five: Landlord to keep in good and safe order, condition and repair, the roof, exterior walls, flooring, foundations, paving and outside walks and other structural components of the Building and surrounding grounds and all commons areas within and without the building.


Forty-Six: Landlord permits Tenant's installation of interior and exterior signs identifying the Tenant and its business, such signs to be reasonable in number, size and design.






                                 ---------------------------------------------
                                 Bart Castellano





                                 ---------------------------------------------
                                 All American Medical and Surgical Supply Corp.

     THIS LEASE made the                    day of November 1995 between,

     BART CASTELLANO at 5600 First Avenue, Brooklyn, New York hereinafter referred to as LANDLORD, and

     ALL AMERICAN MEDICAL AND SURGICAL SUPPLY CORP.
     herein jointly, severally and collectively referred to as TENANT.

     WITNESSETH, that the Landlord hereby lease to the Tenant, and the Tenant hereby hires and takes from the Landlord the Entire Premises.

     in the building known as 225 60th Street, Brooklyn, New York to be used and occupied by the tenant as warehouse/offices (approximately) 6,000 sq. ft.)

     and for no other purpose, for a term to commence on December 1 1995 and to end on

     November 30, 1997, unless sooner terminated as hereinafter provided, at the ANNUAL RENT of

(a) Thirty One Thousand Two Hundred Dollars ($31,200) payable in equal monthly installments of $2,600 per month from December 1, 1995 to November 30, 1996, and (b) Thirty Two Thousand Four Hundred Dollars (32,400) payable in equal monthly installments of $2,700 per month from December 1, 1996 to November 30, 1997.

     all payable in equal monthly installments in advance on the first day of each and every calendar month during said term, except the first installment, which shall be paid upon the execution hereof.


     THE TENANT JOINTLY AND SEVERALLY COVENANTS:

     FIRST - That the Tenant will pay the rent as above provided.

REPAIRS SECOND - That, throughout said term the Tenant will take good care of the demised premises, fixtures and appurtenances, and all alterations, additions, and improvements to either; make all repairs in and about the same necessary to preserve them in good order and condition, which repairs shall be, in quality and class, equal to the original work; promptly pay the expense of such repairs; suffer no waste or injury; give prompt notice to the Landlord of any tire that may occur; execute and comply

ORDINANCES with all laws, rules, orders, ordinances and regulations at any time issued or in force (except those requiring structural AND alterations) applicable to the demised premises or to the Tenant's occupation thereof, of the Federal, State, and Local VIOLATIONS Governments, and of each and every department, bureau and official thereof, and of the New York Board of Fire Underwriters; permit at all times during business hours, the Landlord and representatives of the Landlord to make repairs and improvements

ENTRY to enter the demised premises for the purpose of inspection, and to exhibit them for purposes of sale and rental; suffer the Landlord to make repairs and improvements to all parts of the building and to comply with Landlord to erect , use, maintain, repair and replace pipes and conduits in the demised premises and to the floors above and below; indemnify and save harmless

INDEMNIFY the Landlord against any and all liability, penalties, damages, expenses and judgements arising from injury during said term LANDLORD to person or property of any nature, occasioned wholly or in part by any act or acts, omission or omissions of the Tenant, or of the employees, guests, agents, assigns or undertenants of the Tenant and also for any matter or thing growing out of the occupation of the demised premises or of the streets, sidewalks or vaults adjacent thereto permit, during the six months next prior to the expiration of the term the usual notice "To Let" to be placed and to remain unmolested in a conspicuous place upon the exterior of the demised premises; repair at or before the end of the term, all injury done by the installation or removal of furniture and property; and at the end of the term, to quit and surrender the demised premises with all alterations, additions and improvements in good order and condition. Wear and Tear excepted.

MOVING THIRD - That the Tenant will not disfigure or deface any part of the building, or suffer the same to be done, except so far INJURY as my be necessary to affix such trade fixtures as are herein consented to buy the Landlord; the Tenant will not obstruct, or SURRENDER permit the obstruction of the street or the sidewalk adjacent thereto; will not do anything, or suffer anything to be done on the demises premises which will increase the rate of fire insurance upon the building or any of its contents, or be liable to cause structural injury to said building will not permit the accumulation of waste or refuse matter, and will not, without written NEGATIVE consent of the Landlord first obtained in each case, either sell, assign mortgage or transfer this lease, underlet the demised COVENANTS premises or any part thereof for any purpose other than the one first above stipulated, or for any purpose deemed extra hazardous on account of fire risk, nor in violations of any law or ordinance. That the Tenant will not obstruct or permit the OBSTRUCTION obstruction of the light, halls, stairway or entrances to the building, and will not erect or inscribe any sign, signals or SIGNS advertisements unless and until the style and location thereof have been approved by the Landlord; and if any be erected or inscribed without such approval, the Landlord may remove the same. No water cooler, air conditioning unit or system or other AIR CONDITIONING apparatus shall be installed or used without the prior written consent of the Landlord.

     IT IS MUTUALLY COVENANTED AND AGREED

FOURTH - If the demised premises shall be partially damaged by fire or other cause without the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, the damages shall be repaired by and at the expense of Landlord and the rent until such repairs shall be made shall be apportioned according to the part of the demised premises which is usable by Tenant. But if such partial damage is due to the fault or neglect of Tenant, Tenant's service, employees, agents, visitors or licensees, without prejudice to any other rights and remedies of Landlord and without prejudice to the rights of Subrogation of Landlord's insurer, the damages shall be repaired by Landlord but there shall be no apportionment or abatement of rent. No penalty shall accrue for reasonable delay which may arise by reason of adjustment of insurance on the part of Landlord

FIRE CLAUSE and/or Tenant, and for reasonable delay on account of "labor troubles", or any other cause, untenantable by fire or other cause Either Party may, within (30) days after such fire or other cause, give the other party a notice in writing of such decision, which notice shall be given as in Paragraph Twelve hereof provided, and thereupon the term of this lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the demised premises and surrender the same to Landlord. If Tenant shall not be in default under this lease then, upon the termination of this lease under the conditions provided for in the sentence immediately preceding. Tenant's liability for rent shall cease as of the day following the casualty. Tenant hereby expressly waives the provisions of Section 237 of the Real Property Law and Agrees that the foregoing provisions of this Article shall govern and control in lieu thereof. If the damage or destruction be due to the fault or neglect of Tenant the debris shall be removed by and at the expense of, Tenant.

FIFTH - If the whole or any part of the premises hereby demised shall be taken or condemned by any competent authority for EMINENT any public use or purpose then the term hereby granted shall cease from the time when possession of the part so taken shall DOMAIN be required for such public purpose and without apportionment of award, the Tenant hereby assigning to the Landlord all right and claim to any such award, the current rent, however, in such case to be apportioned.

Sixth - If before the commencement of the term, the Tenant be adjudicated a bankrupt, or make a "general statement," or take LEASE NOT the benefit of any insolvent act or if a Receiver or Trustee be appointed for the Tenant's property, or if this lease or the estate IN EFFECT of the Tenant hereunder be transferred or pass to or devolve upon any other person or corporation, or if the Tenant shall default in the performance of any agreement by the Tenant contained in any other lease to the Tenant by the Landlord, be terminated and in that case, neither the Tenant nor anybody claiming under the Tenant shall be entitled to go into possession of the demised DEFAULTS premises. If after the commencement of the term, any of the events mentioned above in this subdivision shall occur, or if Tenant shall make default in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or "additional TEN DAY NOTICErent" or if the demised premises become vacant or deserted, the Landlord may give to the Tenant ten days' notice of intention to end the term of this lease, and thereupon at the expiration of said ten days') if said condition which was the basis of said notice shall continue to exist) the term under this lease shall expire as fully and completely as if that day were the date herein definitely fixed for the expiration of the term and the Tenant will then quit and surrender the demised premises to the Landlord, but the Tenant shall remain liable as hereinafter provided.

     If the Tenant shall make default in the payment of the rent reserved hereunder, or any item of "additional rent" herein mentioned, or any part of either or in making any other payment herein provided for, or if the notice last above provided for shall have been given and if the immediate condition which was the basis of said notice shall exist at the expiration of said ten days' period, the Landlord may immediately, or at any time thereafter, re-enter the demised premises and remove all persons and all or any property therefrom, either by summary dispossess proceedings, or by any suitable action or proceeding at law, or by force, without being liable to indictment, prosecution or damages therefore and repossess and enjoy said premises together with all additions, alterations and improvements. In any such case or in the event that this lease be "terminated" before the commencement of the term, as above provided, the Landlord may either re-let the demised premises or any part thereof as for the agent of the Tenant, and receive the rents therefore, applying the same first to the payment of such expenses as the Landlord may have incurred, and then to the fulfillment of the covenants of the Tenant herein, and the balance if any, at the expiration of the term first above provided for, shall be paid to the tenant. Landlord may rent the premises for a term extending beyond the term hereby granted without releasing Tenant from any liability. In the event that the term of this lease shall expire as above in this subdivision "Sixth" provided, or terminate by summary proceedings or otherwise, and if the Landlord shall not remain liable for, and the Tenant hereby agrees to pay to the Landlord, until the time when this lease would have expired but for such termination or expiration, the equivalent of the amount of all of the rent and "additional rent" reserved herein, less the avails of reletting, if any, and the same shall be due and payable by the Tenant to the Landlord on the several rent days above specified, that is, upon each of such rent days the Tenant shall pay to the Landlord the amount of deficiency then existing. The Tenant hereby expressly waives any and all right of redemption in case the Tenant shall be dispossessed by judgement or warrant of any court or judge, and the Tenant waives and will waive all right to trial by jury in any summary proceeding hereafter instituted by the Landlord against the Tenant in respect to the demised premises. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. Landlord shall mitigate damage.

     In the event of a breach or threatened breach by the Tenant of any of the covenants or provisions hereof, the Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, as if re-entry, summary proceedings and other remedies were not herein provided for.

SEVENTH - If the Tenant shall make default in the performance of any covenant herein contained, the Landlord may perform the same for the account of the Tenant. If a notice of mechanic's lien be filed against the demised premises or against premises of which the demised premises are part of, for, or purporting to be for, labor or material alleged to have been furnished, or to be furnished to or for the Tenant at the demised premises and if the Tenant shall fail to take such action as shall cause such lien to be discharged within 30 days after the filing of such notice ,the Landlord may pay the amount of such lien or discharge the same by deposit or by bonding proceedings, and in the event of such deposit or bonding proceedings, the Landlord may require the lienor to prosecute an appropriate action to enforce the lienor's claim. In such case, the Landlord may pay any judgement recovered on such claim. Any amount paid or expense incurred by the Landlord as in this subdivision of this lease provided, and any amount as to which the Tenant shall at anytime be in default for or in respect to the use of water, electric current or sprinkler supervisory service, and any expense incurred or sum of money paid by the Landlord by reason of failure of the Tenant to comply with any provision hereof, or in defending any such action, shall be deemed to be additional rent for the demised premises, and shall be due and payable by the Tenant to the Landlord on the first day of the next following month or at the option of the Landlord on the first day of any succeeding month. The receipt by the Landlord of any installment of the regular stipulated rent hereunder or any of said "additional rent" shall not be a waiver of any other "additional rent"

EIGHTH - The failure of the Landlord to insist, in any one or more instances upon a strict performance of any of the covenants of this lease, or to exercise any option herein contained, shall not be construed as waiver or a relinquishment for the future of such covenant or option, herein contained shall not be construed as a waiver or a relinquishment for the future of such covenant or potion, but the same shall continue and remain in full force and effect. The receipt by the Landlord of rent, with knowledge of the breach of any covenant thereof, shall not be deemed a waiver of such breach and no waiver by the Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by the Landlord. Even though, the Landlord shall consent to an assignment hereof no further assignment shall be made without express consent in writing by the Landlord

NINTH - If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than the tenant, the Landlord may collect rent from the assignee, under-tenant or occupant and apply the net amount collected to the rent herein reserved, and no such collection shall be deemed a waiver of the covenant herein against assignment and underletting, or the acceptance of the assignee under-tenant or occupant as tenant, or a release of the tenant from the further performance by the Tenant of the covenants herein contained on the part of the Tenant.

TENTH -This lease shall be subject and subordinate at all times, to the lien of the mortgages now on the demised premises, and as to all advances made or hereafter to be made upon the security thereof, and subject and subordinate, to the lien of any mortgage or mortgages which at any time may be made a lien upon the premises. The Tenant will execute and deliver such further instrumentation subordinating this lease to the lien of any such mortgage of mortgages as shall be desired by mortgagee or proposed mortgagee. The Tenant hereby appoints the landlord the attorney-in-fact of the Tenant, irrevocably, to execute and deliver any such instrument or instruments for the Tenant.

ELEVENTH - All improvements made by the Tenant to or upon the demised premises except said trade fixtures, shall when made, at once be deemed to be attached to the freehold and become the property of the Landlord and at the end or other expiration of the term, shall be surrendered to the Landlord in as good condition and order as they were in when installed, reasonable wear and damages by the elements excepted.

TWELFTH - Any notice or demand which under the terms of this lease or under any statute must or may be give or made by the partied hereto shall be in writing and shall be given or made by mailing the same by certified or registered mail address to the respective parties at the addresses set forth in this lease.

THIRTEENTH - The landlord shall not be liable for any failure of water supply or electrical current, sprinkler damage, or failure of sprinkler service, nor of injury or damage to person or property caused by the elements or by other tenants or persons in said building or resulting from steam, gas, electricity, water, rain, or snow, which may leak or flow from any part of said buildings or from the pipes, appliances or plumbing works of the same, or from the street or sub-surface, or from any other place or for a governmental authority in construction of any public work.

FOURTEENTH - No diminution or abatement of rent, or other compensation shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances nor for any space taken to comply with any law, ordinance, or order of governmental authority.
In respect to the various "service" if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there should be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such service or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of such service shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive any of such services during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date above so fixed.

SIXTEENTH - In the event that an excavation shall be made for building or other persons upon land adjacent to the demised premises or shall be contemplated to be made, the Tenant shall afford to the person or persons causing or to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said persons shall deem to be necessary to preserve the wall or walls, structure or structures upon the demised premises from injury and to support the same proper foundations.

SEVENTEENTH - No vaults or space not within the property line of the building are leased hereunder. Landlord makes no representation as to the location of the property line of the building. Such vaults and space as Tenant may be permitted to use or occupy are to be used under a revocable license and if such license be revoked by the Landlord as to use of part or all of the vault or space Landlord shall not subject any liability; Tenant shall not be entitled to any compensation or reduction in rent in rent nor shall this be deemed constructive or actual eviction. Any tax, fee or charge of municipal or other authorities for such vaults or space shall be paid by the Tenant for the Period of the Tenant's use or occupancy thereof.

EIGHTEENTH - That during seven months prior to the expiration of the term hereby granted, applicants shall be admitted at all reasonable hours of the day to view premises until rented, and the Landlord and the Landlord's agents shall be permitted at any time during the term to visit and examine them at any reasonable hour of the day and workmen may enter at any reasonable hour of the day when authorized by landlord' or the Landlord's agents. The Landlord shall accord reasonable care to the Tenant's property) and without in any matter affecting the obligations and covenants of this lease; it is however, expressly undersigned that the right and authority hereby reserved , does not impose nor does Landlord assume, by reason thereof, any responsibility or liability whatsoever for the care or supervision of the sad premises or any of the pipes, fixtures, appliance, or appurtenances, contained or therewith in any manner contained.

NINETEENTH - The Landlord has made no representations or promises in respect to said building or to the demised premises except those contained herein, and those if any, contained in some written communication to the Tenant, signed by the Landlord. This instrument may not be changed, modified, discharged or terminated orally.

TWENTIETH - If the Tenant shall at any time be in default hereunder, and if the Landlord shall institute an action or summary proceeding against the Tenant based upon such default, then the Tenant will reimburse the Landlord for the expense of attorney's fees and disbursements of funds thereby incurred by the landlord so far as the same are reasonable amount. Also so long as the Tenant shall be a Tenant hereunder the amount of such expenses shall be deemed to be additional rent hereunder and shall be due from the Tenant to the Landlord on the first day of the month following the incurring of such respective expenses.

TWENTY-FIRST - Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy or due to a prior Tenant wrongfully holding over or any other person wrongfully in possession or for any other reason; in such event the rent shall not commence until possession is given or is available, but the term is herein shall not be extended provided tenant may take posses rent fee.

TWENTY-SECOND - If the demised premises or any part thereof consist of a store, or of a first floor, or of any part thereof, the Tenant will keep the sidewalk and curb in front thereof clean at all times and free of snow and ice, and will keep insured in favor of the Landlord, all plate glass therein and furnish the Landlord with policies of insurance covering the same.

TWENTY-THIRD - If by reason of the conduct upon the demised premises of a business not herein permitted, or if by reason of the improper or careless conduct of any business upon or use of the demised premises, the fire insurance rate shall at any time be higher than it otherwise would be, then the Tenant will reimburse the Landlord, as additional rent hereunder, for that part of all fire insurance premiums hereafter paid out by the Landlord which shall have been charged because of the conduct of such business not so permitted, or because of the improper or careless conduct of any business upon or use of the demised premises , and will make such reimbursement upon the first day of the month following such outlay by the Landlord; but this proceeding wherein the Landlord and Tenant are parties, a schedule or "make-up" of rate for the building on the demised premises, purporting to have been issued by New York Fire Insurance Exchange, or other body making fire insurance rates for the demised premises, shall be prima facie evidence of the facts therein stated and of the several items and charges included in the fire insurance rate then applicable to the demised premises.

TWENTY -FOURTH - If a separate water meter be installed for the demised premises, or any part thereof, the Tenant will keep the same in repair and pay the charges made by the municipality or water supply company for or in respect to the consumption of water, as and when bills therefor are rendered. As additional rent the Tenant's proportionate part, determined as aforesaid, of the sewer rent or charge imposed or assessed upon the building of which the premises are a part.

TWENTY-FIFTH - That the Tenant will purchase from the Landlord, if the Landlord shall so desire, all electric current that the Tenant requires at the demised premises and will pay the Landlord for the same, as the amount of consumption shall be indicated by the meter furnished therefor. The price for said current shall be the same as the amount of consumption similar to that of the Tenant by the company supplying the electricity in the same community. Payments shall be due as and when bills shall be rendered. The Tenant shall comply with like rules, regulations and contract provisions as those prescribed by said company for a consumption similar to that of the Tenant.

TWENTY-SEVENTH - The sum of Twenty six hundred ($2,600) Dollars is deposited by the Tenant herein with the Landlord herein as security for the faithful performance of all covenants and conditions of the lease by the said Tenant.
If the Tenant faithfully performs all the covenants and conditions on his part to be performed , then the sum deposited shall be returned to said Tenant.

TWENTY-EIGHTH - This lease is granted and accepted on the especially understood and agreed condition that the Tenant will conduct his business in such a manner, both as regards to noise and kindred nuances, as will in no wise interfere with, annoy, or disturb any other tenants, in the conduct of their several business or the landlord in the management of the Landlord in the management of the building; under penalty of forfeiture of this lease promptly.

TWENTY-NINTH - The Landlord hereby recognizes J.A. Maguire, JR. as the broker who negotiated and consummated this lease with the Tenant herein, and agrees that if,as, and when the Tenant exercises the option, if any, contained herein to renew this lease, or fails to exercise the option, if any, contained therein to cancel this lease, the Landlord will pay to said broker a further commission in accordance with the rules and commission rates of the real estate board in the community. A sale, transfer or other deposition of the Landlord's interest is said lease shall not operate to defeat the Landlord's obligation to pay the said commission to the said broker. The Tenant herein hereby represents to the Landlord that the said broker is the sole and only broker who negotiated and consummated this lease with the Tenant.

THIRTIETH - The Tenant agrees that it will not require, permit, suffer, nor allow the cleaning of any window, or windows, in the demised premises from the outside (within the meaning of Section 202 of the Labor Law) unless the equipment and safety devices required by law, ordinance, regulation or rule, including without limitation Section 202 of the New York Labor Law are provided and used, and unless the rules or any, supplemental rules of the Industrial Board of the State of New York are fully complied with; and the Tenant hereby agrees to indemnify the Landlord, Owner, Agent, manager and/or Superintendent, as a result of the Tenant's requiring , permitting, suffering, or allowing any window, or windows in the demised premises to be cleaned from the outside in violation of the requirements of the aforesaid laws, ordinances, regulations and/or rules.

THIRTY-FIRST - The invalidity or unenforceability of any provision of this lease shall in no way affect the validity or enforceability of any other provision hereof.

THIRTY-SECOND - In order to avoid delay, this lease has been prepared and submitted to the Tenant for signature with the understanding that it shall not bind the landlord unless and until it is executed and delivered by the Landlord.

THIRTY-FIFTH - This lease and obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired, or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions alterations, or decoration or if Landlord is prevented or delayed from doing so by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

THE LANDLORD COVENANTS
FIRST - That if and so long as the Tenant pays the Rent and additional rent reserved thereby, and performs and observes the covenants and provisions thereof, the Tenant shall quietly enjoy the demised premises, subject, however, to the terms of this lease and to the mortgages above mentioned.













SEE ATTACHED RIDER

and it is mutually understood and agreed that the covenants and agreements contained in within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors, and administrators

IN WITNESS WHEREOF, the Landlord and Tenant have respectively signed and sealed these present the day and year first above written.


                                 ----------------------------------------------
                                 Bart Castellano


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                                 All American Medical and Surgical Supply Corp.